Filed under Rule 497(k)
Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated May 1, 2014

The following change is effective immediately:

Small Company Value Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio managers for Franklin Advisory Services, LLC (“Franklin”) information about the portfolio manager William J. Lippman is deleted in its entirety. Steve Rainieri, Bruce Baughman and Don Taylor will continue to manage the Portfolio.

Please retain this supplement for future reference.

Dated:  December 8, 2014